(SEC File Nos. 002-86082 / 811-03833)


                          MAINSTAY VP SERIES FUND, INC.


                       Supplement dated December 27, 2000
                       to the Prospectus dated May 1, 2000

           (replacing supplements dated July 21, 2000 and May 1, 2000)

         The Board of Directors of the Fund, on December 22, 2000, has approved the substitution of New York Life Investment Management LLC ("NYLIM"), which is registered with the SEC as an investment adviser, for Monitor Capital Advisors LLC ("Monitor") and Madison Square Advisors LLC ("Madison") as Investment Adviser to certain portfolios of the Fund. The portfolio currently advised by Monitor (the Indexed Equity Portfolio) and the portfolios currently advised by Madison (the Growth Equity Portfolio and the Bond Portfolio) will be advised by NYLIM. NYLIM, Monitor and Madison are each wholly-owned subsidiaries of New York Life Insurance Company. These changes will be made in connection with a restructuring of the asset management business of New York Life Insurance Company, and will not affect the investment personnel responsible for managing the Portfolios' investments or any other aspect of the Portfolio's operations.


PORTFOLIO MANAGER CHANGES

         Government Portfolio. Effective July 2000, the Portfolio Managers of the Government Portfolio are Mr. Gary Goodenough and Mr. Joseph Portera. Mr. Edward Munshower and Mr. Christopher Harms no longer serve as Portfolio Managers of the Portfolio.

         Total Return Portfolio. Effective July 2000, the Portfolio Managers of the Total Return Portfolio are Mr. Gary Goodenough, Mr. Christopher Harms, Mr. Edmund C. Spelman and Mr. Rudolph C. Carryl. Mr. Edward Munshower no longer serves as Portfolio Manager of the Portfolio.


PORTFOLIO MANAGERS:  BIOGRAPHIES

         The   following   biographies   are   added   to  The   Fund   and  its
Management/Portfolio Managers -- Biographies:

         MR. GARY GOODENOUGH became a manager of the Government Fund and the Total Return Fund in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

         MR. DONALD F. SEREK -- Mr. Serek joined Madison Square Advisors as a Portfolio Manager of the Bond Portfolio in April 2000. He has been a member of the portfolio management team since 1997, when he joined New York Life as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.